UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 28, 2004

                            GALAXY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

           COLORADO                    0-32237               98-0347827
 (State or other jurisdiction of     (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)

            1001 BRICKELL BAY DRIVE, SUITE 2202, MIAMI, FLORIDA 33131
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (305) 373-5725

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 28, 2004, registration statements filed by Galaxy Energy Corporation ("Galaxy") covering the resale of shares of Galaxy common stock owned by existing shareholders, as well as the resale of shares issuable upon the exercise of warrants, were declared effective by the Securities and Exchange Commission. Galaxy had agreed with some of these shareholders to have one of the registration statements effective by April 16, 2004. Since Galaxy was unable to do so by that date, it paid a penalty of $35,050 to those shareholders.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GALAXY ENERGY CORPORATION


April 28, 2004                   By: /s/ MARC E. BRUNER
                                    -----------------------------------------
                                         Marc E. Bruner, President















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